UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21601

PIMCO Income Strategy Fund II
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2014

Date of reporting period:	April 30, 2014

Item 1. Schedule of Investments

PIMCO Income Strategy Fund II Schedule of Investments

April 30, 2014 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 22.3%
	Banc of America Alternative Loan Trust, CMO,
$8,243	5.50%, 10/25/33	$8,538,162
246	6.00%, 1/25/36	198,613
	Banc of America Funding Trust, CMO,
67	2.807%, 1/20/47 (i)	52,138
9,891	6.00%, 8/25/37	8,764,177
	BCAP LLC Trust, CMO (a)(c)(i),
720	2.765%, 5/26/36	18,160
2,500	5.19%, 3/26/37	880,305
1,803	9.946%, 5/26/37	415,114
6,040	13.948%, 9/26/36	4,858,626
614	15.283%, 6/26/36	169,195
1,884	Bear Stearns Adjustable Rate Mortgage Trust, 2.657%, 10/25/34, CMO (i)	1,695,183
	Bear Stearns ALT-A Trust, CMO (i),
562	2.601%, 11/25/36	395,298
1,549	2.748%, 9/25/35	1,270,204
	Chase Mortgage Finance Trust, CMO,
19	2.527%, 12/25/35 (i)	17,546
103	5.50%, 5/25/36	93,300
	Citicorp Mortgage Securities Trust, CMO,
329	5.50%, 4/25/37	338,971
2,916	6.00%, 9/25/37	3,071,909
	Countrywide Alternative Loan Trust, CMO,
666	5.50%, 3/25/35	593,203
1,635	5.50%, 1/25/36	1,465,355
241	5.50%, 3/25/36	193,742
3,249	5.638%, 4/25/36 (i)	2,381,632
812	5.75%, 1/25/35	820,796
958	5.75%, 2/25/35	924,494
1,407	5.75%, 12/25/36	1,139,362
748	6.00%, 2/25/35	787,149
1,039	6.00%, 4/25/36	876,859
5,171	6.00%, 5/25/36	4,086,032
3,524	6.00%, 4/25/37	2,884,263
4,508	6.00%, 5/25/37	3,611,853
2,060	6.00%, 8/25/37	1,629,719
1,547	6.25%, 11/25/36	1,416,313
1,024	6.25%, 12/25/36 (i)	857,570
912	6.50%, 8/25/36	677,095
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,387	5.75%, 3/25/37	1,257,790
957	6.00%, 5/25/36	885,295
1,061	6.00%, 2/25/37	995,252
4,677	6.00%, 7/25/37	4,003,309
5,080	6.00%, 9/25/37	4,866,805
1,626	6.25%, 9/25/36	1,436,309
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
415	5.75%, 4/25/36	359,632
2,550	6.75%, 8/25/36	2,004,625
	First Horizon Alternative Mortgage Securities Trust, CMO,
1,649	6.00%, 5/25/36	1,413,476
2,715	6.00%, 8/25/36	2,322,561
	First Horizon Mortgage Pass-Through Trust, CMO (i),
145	2.596%, 5/25/37	118,284
1,972	2.625%, 11/25/35	1,555,695
4,409	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	3,121,629
	JPMorgan Alternative Loan Trust, CMO,
4,025	2.559%, 3/25/36 (i)	3,231,132
2,392	2.583%, 3/25/37 (i)	1,855,520
3,527	2.944%, 5/25/36 (i)	2,782,759
2,500	6.31%, 8/25/36	2,027,000
	JPMorgan Mortgage Trust, CMO,
1,034	2.616%, 2/25/36 (i)	909,378
740	5.065%, 10/25/35 (i)	737,940
1,289	5.50%, 4/25/36	1,316,842
180	5.75%, 1/25/36	168,473
478	6.00%, 8/25/37	427,439
176	6.50%, 9/25/35	175,158
	Lehman Mortgage Trust, CMO,
1,690	6.00%, 7/25/36	1,348,239
3,015	6.00%, 7/25/37	2,750,340
5,881	6.50%, 9/25/37	5,195,281
1,090	MASTR Asset Securitization Trust, 6.50%, 11/25/37, CMO	975,226

PIMCO Income Strategy Fund II Schedule of Investments

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
$3,142	Merrill Lynch Mortgage Investors Trust, 2.774%, 3/25/36, CMO (i)	$2,177,130
4,753	Morgan Stanley Mortgage Loan Trust, 4.971%, 5/25/36, CMO (i)	3,798,906
8,083	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (i)	5,921,317
38	Nomura Asset Acceptance Corp. Alternative Loan Trust, 4.976%, 5/25/35, CMO	36,542
	Residential Accredit Loans, Inc., CMO,
2,618	3.432%, 12/26/34 (i)	2,259,807
8,421	5.75%, 1/25/34	8,786,900
2,154	6.00%, 6/25/36	1,758,326
719	6.00%, 8/25/36	593,303
1,504	6.00%, 12/25/36	1,183,543
	Residential Asset Securitization Trust, CMO,
2,180	5.75%, 2/25/36	1,892,006
1,201	6.00%, 2/25/36	985,576
854	6.00%, 9/25/36	579,109
2,612	6.00%, 3/25/37	2,085,521
3,510	6.00%, 5/25/37	3,155,787
2,331	6.00%, 7/25/37	1,730,252
3,880	6.25%, 9/25/37	2,694,019
	Residential Funding Mortgage Securities I, CMO,
4,039	3.614%, 9/25/35 (i)	3,681,314
3,275	3.756%, 8/25/36 (i)	2,886,184
1,677	6.25%, 8/25/36	1,525,003
	Structured Adjustable Rate Mortgage Loan Trust, CMO (i),
5,175	2.47%, 11/25/36	4,166,377
4,729	5.029%, 5/25/36	3,988,821
4,356	5.05%, 1/25/36	3,368,689
1,586	5.319%, 7/25/36	1,480,876
643	Suntrust Adjustable Rate Mortgage Loan Trust, 2.756%, 2/25/37, CMO (i)	549,649
	WaMu Mortgage Pass-Through Certificates, CMO (i),
1,377	4.686%, 2/25/37	1,282,024
2,327	4.73%, 7/25/37	2,155,115
3,134	4.746%, 5/25/37	3,003,958
1,846	6.09%, 10/25/36	1,549,063
1,614	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37, CMO	1,466,017
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
774	2.61%, 7/25/36 (i)	712,267
2,572	2.612%, 7/25/36 (i)	2,501,824
369	2.616%, 4/25/36 (i)	354,955
1,239	2.616%, 8/25/36 (i)	1,178,686
894	5.75%, 3/25/37	849,020
Total Mortgage-Backed Securities (cost-$166,291,266)		179,701,613

MUNICIPAL BONDS - 18.4%
California - 4.6%
1,650	City & Cnty. of San Francisco Redev. Agcy., Tax Allocation, 8.406%, 8/1/39	1,924,906
12,100	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	14,891,349
3,000	La Quinta Financing Auth., Tax Allocation, 8.07%, 9/1/36, Ser. A	3,175,380
	Long Beach Redev. Agcy., Tax Allocation,
4,000	8.11%, 8/1/30	4,207,280
3,400	8.36%, 8/1/40	3,605,326
1,200	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	1,274,520
7,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	7,673,250
		36,752,011
District of Columbia - 1.6%
10,000	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	12,579,400

Georgia - 2.2%
15,500	Municipal Electric Auth. of Georgia Rev., 6.655%, 4/1/57	17,942,335

Nebraska - 0.9%
6,500	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	7,219,680

New Jersey - 0.0%
400	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	316,784

Ohio - 3.4%
27,300	State Univ. Rev., 4.80%, 6/1/11, Ser. A	27,315,834

Texas - 5.7%
16,500	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	20,317,275
21,500	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	25,226,165
		45,543,440
Total Municipal Bonds (cost-$133,648,049)		147,669,484

PIMCO Income Strategy Fund II Schedule of Investments

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES - 18.2%
Airlines - 0.4%
	American Airlines Pass-Through Trust (b)(d)(e),
$7,045	9.73%, 9/29/14	$374,770
3,146	10.18%, 1/2/13	54,742
2,164	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	2,464,261
		2,893,773
Auto Manufacturers - 0.4%
3,000	Ford Motor Co., 7.70%, 5/15/97	3,521,625
Banking - 3.3%
1,000	Ally Financial, Inc., 8.30%, 2/12/15	1,056,250
1,400	Barclays Bank PLC, 7.625%, 11/21/22	1,593,375
1,700	Citigroup, Inc., 6.125%, 8/25/36	1,902,477
€500	LBG Capital No. 1 PLC, 7.375%, 3/12/20	754,267
	LBG Capital No. 2 PLC,
8,900	8.875%, 2/7/20	13,969,858
£300	12.75%, 8/10/20	562,237
€1,100	15.00%, 12/21/19	2,334,152
$5,000	Wachovia Capital Trust III, 5.57%, 5/1/14 (f)	4,837,500
		27,010,116
Diversified Financial Services - 6.4%
1,800	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)	1,530,000
7,000	Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (NPFGC) (a)(b)(c)(g) (acquisition cost - $6,930,000; purchased 11/18/13)	7,248,640
5,094	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(g) (acquisition cost - $5,032,993; purchased 9/23/13)	5,197,517
5,500	ILFC E-Capital Trust II, 6.25%, 12/21/65 (converts to FRN on 12/21/15) (a)(c)(i)	5,348,750
24,240	SLM Corp., 5.50%, 1/15/19	25,750,225
5,500	Western Group Housing L.P., 6.75%, 3/15/57 (a)(b)(c)(g) (acquisition cost - $6,016,890; purchased 11/22/13)	6,308,500
		51,383,632
Electric Utilities - 0.3%
2,351	Bruce Mansfield Unit, 6.85%, 6/1/34	2,558,077

Healthcare-Services - 2.6%
19,515	City of Hope, 5.623%, 11/15/43	20,955,207

Insurance - 0.2%
1,400	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38)	1,879,500

Media - 0.6%
3,700	Time Warner Cable, Inc., 7.30%, 7/1/38	4,926,846

Oil & Gas - 0.5%
3,400	Anadarko Petroleum Corp., 7.00%, 11/15/27	3,925,120

Pipelines - 0.5%
3,700	Enterprise Products Operating LLC, 5.60%, 10/15/14	3,783,331

Telecommunications - 3.0%
7,000	CenturyLink, Inc., 7.60%, 9/15/39	6,899,375
12,625	Northwestern Bell Telephone, 7.75%, 5/1/30	13,471,014
3,400	Qwest Corp., 7.20%, 11/10/26	3,434,146
		23,804,535
Total Corporate Bonds & Notes (cost-$133,267,613)		146,641,762

U.S. GOVERNMENT AGENCY SECURITIES - 7.6%
	Fannie Mae, CMO, IO,
3,242	3.50%, 2/25/42 - 1/25/43	571,221
19,266	4.00%, 8/25/42	3,850,820
4,872	4.50%, 11/25/42	989,264
8,620	6.096%, 1/25/40 - 8/25/41 (i)	1,582,639
34,661	6.446%, 11/25/40 - 4/25/41 (i)	6,243,606
	Freddie Mac, CMO,
3,840	3.00%, 2/15/33, IO	543,511
12,759	3.50%, 12/15/32 - 1/15/43, IO	1,984,915
3,965	4.00%, 11/15/39, IO	627,035
4,678	5.845%, 8/15/42, IO (i)	934,418
31,366	8.29%, 7/15/39 (b)(i)	32,203,425
	Ginnie Mae, CMO,
4,650	3.50%, 6/20/42 - 3/20/43, IO	725,903
4,396	4.00%, 3/20/42 - 10/20/42, IO	795,026

PIMCO Income Strategy Fund II Schedule of Investments

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*
$8,700	8.591%, 8/20/39 (b)(i)	$9,696,534
Total U.S. Government Agency Securities (cost-$60,538,473)		60,748,317

Shares
PREFERRED STOCK - 4.7%
Diversified Financial Services - 4.7%
260,000	Citigroup Capital XIII, 7.875%, 10/30/15 (h)	7,087,600
	Farm Credit Bank,
100,000	6.75%, 9/15/23 (a)(b)(c)(f)(g)(h) (acquisition cost - $10,000,000; purchased 7/16/13)	10,321,880
16,900	10.00%, 12/15/20, Ser. 1 (f)	20,697,219
Total Preferred Stock (cost-$35,964,250)		38,106,699

Principal Amount (000s)
ASSET-BACKED SECURITIES - 2.1%
$437	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	373,661
1,916	Greenpoint Manufactured Housing, 8.14%, 3/20/30 (i)	1,970,607
	GSAA Home Equity Trust,
2,537	5.772%, 11/25/36 (i)	1,600,251
1,970	6.295%, 6/25/36	1,149,622
4,041	IndyMac Residential Asset-Backed Trust, 0.314%, 7/25/37 (i)	2,517,437
6,664	Lehman XS Trust, 5.833%, 6/24/46	5,268,031
844	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	851,097
331	Mid-State Trust IV, 8.33%, 4/1/30	340,933
1,545	Mid-State Trust VII, 6.34%, 10/15/36	1,636,343
1,125	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (i)	858,069
Total Asset-Backed Securities (cost-$16,271,346)		16,566,051

SOVEREIGN DEBT OBLIGATIONS - 0.4%
Spain - 0.4%
€2,500	Autonomous Community of Valencia Spain, 2.634%, 9/3/17 (i) (cost-$2,931,169)	3,468,373

Repurchase Agreements - 26.3%
$12,500	Banc of America Securities LLC, dated 4/30/14, 0.06%, due 5/1/14, proceeds $12,500,021; collateralized by U.S. Treasury Notes, 1.625%, due 4/30/19, valued at $12,759,520 including accrued interest	12,500,000
12,000	Barclays Capital, Inc., dated 4/30/14, 0.04%, due 5/1/14, proceeds $12,000,013; collateralized by U.S. Treasury Notes, 0.75%, due 12/31/17, valued at $12,243,338 including accrued interest	12,000,000
86,800	BNP Paribas Securities Corp., dated 4/30/14, 0.06% - 0.07%, due 5/1/14, proceeds $86,800,162; collateralized by Fannie Mae, 3.50%, due 4/1/44, valued at $64,180,952 including accrued interest and U.S. Treasury Inflation Protected Securities, 0.125%, due 4/15/19, valued at $25,560,859 including accrued interest	86,800,000
8,300	Citigroup Global Markets, Inc., dated 4/30/14, 0.06%, due 5/1/14, proceeds $8,300,014; collateralized by U.S. Treasury Notes, 0.875%, due 2/28/17, valued at $8,479,289 including accrued interest	8,300,000
46,400	Credit Suisse Securities (USA) LLC, dated 4/30/14, 0.06%, due 5/1/14, proceeds $46,400,077; collateralized by U.S. Treasury Notes, 0.375%, due 11/15/14, valued at $47,387,771 including accrued interest	46,400,000
7,800	Deutsche Bank Securities, Inc., dated 4/30/14, 0.05%, due 5/1/14, proceeds $7,800,011; collateralized by U.S. Treasury Notes, 1.00%, due 9/30/19, valued at $7,966,362 including accrued interest	7,800,000
8,200	JPMorgan Chase, dated 4/30/14, 0.07%, due 5/1/14, proceeds $8,200,016; collateralized by Freddie Mac, 2.255%, due 12/5/22, valued at $8,402,226 including accrued interest	8,200,000
11,100	Morgan Stanley & Co., Inc., dated 4/30/14, 0.06%, due 5/1/14, proceeds $11,100,019; collateralized by U.S. Treasury Notes, 2.50%, due 4/30/15, valued at $11,471,011 including accrued interest	11,100,000
2,363	State Street Bank and Trust Co., dated 4/30/14, 0.00%, due 5/1/14, proceeds $2,363,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $2,411,735 including accrued interest	2,363,000
16,200	TD Securities (USA) LLC, dated 4/30/14, 0.06%, due 5/1/14, proceeds $16,200,027; collateralized by U.S. Treasury Notes, 1.00% - 1.375%, due 5/31/18 - 9/30/18, valued at $16,595,839 including accrued interest	16,200,000
Total Repurchase Agreements (cost-$211,663,000)		211,663,000

Total Investments (cost-$760,575,166) (j)-100.0%		$804,565,299

Notes to Schedule of Investments:

*                                         Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)                                 Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $42,296,687, representing 5.3% of total investments.

(b)                                 Illiquid.

(c)                                  144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)                                 In default.

(e)                                  Fair-Valued—Securities with an aggregate value of $429,512, representing 0.1% of total investments.

(f)                                   Perpetual maturity. The date shown, if any, is the next call date.  For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)                                  Restricted. The aggregate acquisition cost of such securities is $27,979,883. The aggregate value is $29,076,537, representing 3.6% of total investments.

(h)                                 Dividend rate is fixed until the first call date and variable thereafter.

(i)                                     Variable or Floating Rate Security—Securities with an interest rate that changes periodically.  The interest rate disclosed reflects the rate in effect on April 30, 2014.

(j)                                    At April 30, 2014, the cost basis of portfolio securities for federal income tax purposes was $760,932,279. Gross unrealized appreciation was $45,427,992; gross unrealized depreciation was $1,794,972; and net unrealized appreciation was $43,633,020.  The difference between book and tax cost basis was attributable to the differing treatment of bond amortization/accretion.

(k)                                 Interest rate swap agreement outstanding at April 30, 2014:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid (Received)	Unrealized Appreciation
Bank of America	$556,700	7/15/19	3-Month USD-LIBOR	2.10%	$1,058,142	$328,898	$729,244
Morgan Stanley	1,000,000	9/4/19	3-Month USD-LIBOR	2.00%	1,001,168	(2,821,087)	3,822,255
Nomura Global Financial Products	556,600	7/15/19	3-Month USD-LIBOR	2.10%	1,057,951	486,589	571,362
					$3,117,261	$(2,005,600)	$5,122,861

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Goldman Sachs (CME)	$66,400	6/18/44	3.50%	3-Month USD-LIBOR	$(392,907)	$(3,952,338)
Morgan Stanley (CME)	236,000	6/18/43	3.75%	3-Month USD-LIBOR	(12,973,956)	(13,953,721)
Morgan Stanley (CME)	236,000	6/19/44	3-Month USD-LIBOR	3.50%	5,363,373	13,062,310
					$(8,003,490)	$(4,843,749)

(l)                                     Forward foreign currency contracts outstanding at April 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
804,284 Brazilian Real settling 5/5/14	Goldman Sachs	$359,698	$360,706	$1,008
2,221,907 Brazilian Real settling 5/5/14	UBS	999,059	996,483	(2,576)
178,000 British Pound settling 6/3/14	JPMorgan Chase	298,700	300,460	1,760
178,000 British Pound settling 5/2/14	Royal Bank of Scotland	293,244	300,535	7,291
14,284,000 Euro settling 5/2/14	Bank of America	19,763,471	19,816,898	53,427
Sold:
804,284 Brazilian Real settling 5/5/14	Goldman Sachs	363,300	360,706	2,594
2,221,907 Brazilian Real settling 5/5/14	UBS	952,771	996,483	(43,712)
2,221,907 Brazilian Real settling 6/3/14	UBS	990,861	987,431	3,430
178,000 British Pound settling 5/2/14	JPMorgan Chase	298,773	300,535	(1,762)
14,284,000 Euro settling 6/3/14	Bank of America	19,761,914	19,815,561	(53,647)
14,284,000 Euro settling 5/2/14	Royal Bank of Scotland	19,678,053	19,816,898	(138,845)
				$(171,032)

(m)                             At April 30, 2014, the Fund held $15,610,000 in cash as collateral and pledged cash collateral of $5,330,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(n)                                 The weighted average daily balance of reverse repurchase agreements during the nine months ended April 30, 2014 was $13,330,250, at a weighted average interest rate of 0.40%. There were no open reverse repurchase agreements at April 30, 2014.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended April 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at April 30, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$179,701,613	$—	$179,701,613
Municipal Bonds	—	147,669,484	—	147,669,484
Corporate Bonds & Notes:
Airlines	—	—	2,893,773	2,893,773
Diversified Financial Services	—	46,186,115	5,197,517	51,383,632
All Other	—	92,364,357	—	92,364,357
U.S. Government Agency Securities	—	60,748,317	—	60,748,317
Preferred Stock	7,087,600	31,019,099	—	38,106,699
Asset-Backed Securities	—	16,566,051	—	16,566,051
Sovereign Debt Obligations	—	3,468,373	—	3,468,373
Repurchase Agreements	—	211,663,000	—	211,663,000
	7,087,600	789,386,409	8,091,290	804,565,299
Other Financial Instruments* - Assets
Foreign Exchange Contracts	—	69,510	—	69,510
Interest Rate Contracts	—	18,185,171	—	18,185,171
	—	18,254,681	—	18,254,681
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(240,542)	—	(240,542)
Interest Rate Contracts	—	(17,906,059)	—	(17,906,059)
	—	(18,146,601)	—	(18,146,601)
Totals	$7,087,600	$789,494,489	$8,091,290	$804,673,379

At April 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended April 30, 2014, was as follows:

	Beginning Balance 7/31/13	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 4/30/14
Investments in Securities - Assets
Mortgage-Backed Securities	$16,310,862	$8,866,090	$(24,222,343)		$32,547	$(554,309	)††	$151,462	$—	$(584,309)	$—
Corporate Bonds & Notes:
Airlines	20,947,526	5,030,022	(16,354,538	)†	(40,182)	509,685		(7,198,740)	—	—	2,893,773
Diversified Financial Services	—	5,087,521	(55,185)		1,321	650		163,210	—	—	5,197,517
Electric Utilities	57,254	—	(923,667	)†††	—	—		866,413	—	—	—
U.S. Government Agency Securities	7,599,192	63,334	(7,845,174)		—	117,737		64,911	—	—	—
Totals	$44,914,834	$19,046,967	$(49,400,907)		$(6,314)	$73,763		$(5,952,744)	$—	$(584,309)	$8,091,290

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2014:

	Ending Balance at 4/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Corporate Bonds & Notes	$429,512	Analytical Model	Estimated Recovery Value	$1.74-$5.32
	7,661,778	Third-Party Pricing Vendor	Single Broker Quote	$102.04-$113.88

† Reduction of cost due to corporate action.

†† Paydown shortfall.

††† Liquidation due to corporate action.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2014 was $(6,212,664).

Glossary:

£ - British Pound

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Strategy Fund II

By	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: June 20, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: June 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: June 20, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: June 20, 2014